UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 5, 2015

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2015, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the fourth quarter and full year of 2014, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated February 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	December 31, 2014	December 31, 2013
NET SALES	$5,090	$4,588
Cost of sales	3,817	3,451
GROSS MARGIN	1,273	1,137

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	568	473
Research, development and engineering expenses	187	181
Equity, royalty and interest income from investees	76	80
Other operating income (expense), net	(13)	(10)
OPERATING INCOME	581	553

Interest income	6	6
Interest expense	17	19
Other income, net	42	7
INCOME BEFORE INCOME TAXES	612	547

Income tax expense	145	86
CONSOLIDATED NET INCOME	467	461

Less: Net income attributable to noncontrolling interests	23	29
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$444	$432

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.45	$2.33
Diluted	$2.44	$2.32

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	181.4	185.7
Diluted	181.9	186.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.78	$0.625

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Years ended December 31,
In millions, except per share amounts	2014	2013
NET SALES	$19,221	$17,301
Cost of sales	14,360	13,021
GROSS MARGIN	4,861	4,280

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	2,095	1,817
Research, development and engineering expenses	754	713
Equity, royalty and interest income from investees	370	361
Other operating expense, net	(17)	(10)
OPERATING INCOME	2,365	2,101

Interest income	23	27
Interest expense	64	41
Other income, net	110	32
INCOME BEFORE INCOME TAXES	2,434	2,119

Income tax expense	698	531
CONSOLIDATED NET INCOME	1,736	1,588

Less: Net income attributable to noncontrolling interests	85	105
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,651	$1,483

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$9.04	$7.93
Diluted	$9.02	$7.91

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	182.7	187.0
Diluted	183.1	187.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.81	$2.25

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

	December 31,
In millions, except par value	2014	2013
ASSETS
Current assets
Cash and cash equivalents	$2,301	$2,699
Marketable securities	93	150
Total cash, cash equivalents and marketable securities	2,394	2,849
Accounts and notes receivable, net	2,946	2,649
Inventories	2,866	2,381
Prepaid expenses and other current assets	849	760
Total current assets	9,055	8,639
Long-term assets
Property, plant and equipment, net	3,686	3,156
Investments and advances related to equity method investees	981	931
Goodwill and other intangible assets, net	822	818
Other assets	1,232	1,184
Total assets	$15,776	$14,728

LIABILITIES
Current liabilities
Loans payable	$86	$17
Accounts payable (principally trade)	1,881	1,557
Accrued expenses	2,054	1,794
Total current liabilities	4,021	3,368
Long-term liabilities
Long-term debt	1,589	1,672
Other liabilities	2,073	1,818
Total liabilities	7,683	6,858

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	2,139	2,099
Retained earnings	9,545	8,406
Treasury stock, at cost, 40.1 and 35.6 shares	(2,844)	(2,195)
Common stock held by employee benefits trust, at cost, 1.1 and 1.3 shares	(13)	(16)
Accumulated other comprehensive loss	(1,078)	(784)
Total Cummins Inc. shareholders’ equity	7,749	7,510
Noncontrolling interests	344	360
Total equity	8,093	7,870
Total liabilities and equity	$15,776	$14,728

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Years ended December 31,
In millions	2014	2013
NET CASH PROVIDED BY OPERATING ACTIVITIES	$2,266	$2,089

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(743)	(676)
Investments in internal use software	(55)	(64)
Investments in and advances to equity investees	(60)	(42)
Acquisitions of businesses, net of cash acquired	(436)	(147)
Investments in marketable securities—acquisitions	(275)	(418)
Investments in marketable securities—liquidations	336	525
Purchases of other investments	—	(40)
Cash flows from derivatives not designated as hedges	(14)	1
Other, net	13	15
Net cash used in investing activities	(1,234)	(846)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	55	1,004
Payments on borrowings and capital lease obligations	(94)	(90)
Distributions to noncontrolling interests	(83)	(75)
Dividend payments on common stock	(512)	(420)
Repurchases of common stock	(670)	(381)
Other, net	(39)	14
Net cash (used in) provided by financing activities	(1,343)	52
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(87)	35
Net (decrease) increase in cash and cash equivalents	(398)	1,330
Cash and cash equivalents at beginning of year	2,699	1,369
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,301	$2,699

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation		Non-segment Items(1)	Total
	Three months ended December 31, 2014
	External sales	$1,988	$1,682		$970	$450		$—	$5,090
	Intersegment sales	851	12		351	310		(1,524)	—
	Total sales	2,839	1,694		1,321	760		(1,524)	5,090
	Depreciation and amortization(2)	54	28		27	15		—	124
	Research, development and engineering expenses	103	2		60	22		—	187
	Equity, royalty and interest income from investees	30	28		9	9		—	76
	Interest income	3	2		1	—		—	6
	Segment EBIT	315	158	(3)	160	22	(4)	(26)	629

	Segment EBIT as a percentage of total sales	11.1%	9.3%		12.1%	2.9%			12.4%

	Three months ended December 31, 2013
	External sales	$2,131	$1,065		$859	$533		$—	$4,588
	Intersegment sales	431	8		276	226		(941)	—
	Total sales	2,562	1,073		1,135	759		(941)	4,588
	Depreciation and amortization(2)	49	14		25	13		—	101
	Research, development and engineering expenses	106	2		53	20		—	181
	Equity, royalty and interest income from investees	30	41		7	2		—	80
	Interest income	3	1		1	1		—	6
	Segment EBIT	235	107		140	46		38	566

	Segment EBIT as a percentage of total sales	9.2%	10.0%		12.3%	6.1%			12.3%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended December 31, 2014 and December 31, 2013.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT for the three months ended December 31, 2014 included gains of $35 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors.

(4)
Power Generation segment EBIT for the three months ended December 31, 2014, included actions taken to reduce its future cost structure. Costs associated with these actions were $32 million and are primarily related to the closure of a plant in Germany. The charge also included $3 million of targeted actions throughout the business including various headcount reductions to better align capacity with current levels of demand.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation		Non-segment Items(1)	Total
	Year ended December 31, 2014
	External sales	$8,437	$5,135		$3,791	$1,858		$—	$19,221
	Intersegment sales	2,525	39		1,327	1,038		(4,929)	—
	Total sales	10,962	5,174		5,118	2,896		(4,929)	19,221
	Depreciation and amortization(2)	207	86		106	53		—	452
	Research, development and engineering expenses	438	9		230	77		—	754
	Equity, royalty and interest income from investees	147	148		36	39		—	370
	Interest income	12	4		4	3		—	23
	Segment EBIT	1,225	491	(3)	684	168	(4)	(70)	2,498

	Segment EBIT as a percentage of total sales	11.2%	9.5%		13.4%	5.8%			13.0%

	Year ended December 31, 2013
	External sales	$8,270	$3,726		$3,151	$2,154		$—	$17,301
	Intersegment sales	1,743	23		1,191	877		(3,834)	—
	Total sales	10,013	3,749		4,342	3,031		(3,834)	17,301
	Depreciation and amortization(2)	205	54		96	50		—	405
	Research, development and engineering expenses	416	6		218	73		—	713
	Equity, royalty and interest income from investees	136	165		28	32		—	361
	Interest income	16	2		3	6		—	27
	Segment EBIT	1,041	388	(3)	527	218		(14)	2,160

	Segment EBIT as a percentage of total sales	10.4%	10.3%		12.1%	7.2%			12.5%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the years ended December 31, 2014 and December 31, 2013.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $3 million and $2 million for the years ended December 31, 2014 and 2013, respectively.

(3)
Distribution segment EBIT for the years ended December 31, 2014 and December 31, 2013 included gains of $73 million and $12 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors in each period, respectively.

(4)
Power Generation segment EBIT for the year ended December 31, 2014, included actions taken to reduce its future cost structure. Costs associated with these actions were $32 million and are primarily related to the closure of a plant in Germany. The charge also included $3 million of targeted actions throughout the business including various headcount reductions to better align capacity with current levels of demand.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Twelve months ended
In millions	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Total EBIT	$629	$566	$2,498	$2,160
Less: Interest expense	17	19	64	41
Income before income taxes	$612	$547	$2,434	$2,119

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Years ended
In millions	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Distribution Entities
North American distributors	$18	$31	$107	$129
Komatsu Cummins Chile, Ltda.	7	8	29	25
All other distributors	2	—	4	1
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	16	18	67	63
Chongqing Cummins Engine Company, Ltd.	12	14	51	58
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	4	3	28	17
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(12)	(7)	(30)	(21)
All other manufacturers	20	4	74	53
Cummins share of net income	67	71	330	325
Royalty and interest income	9	9	40	36
Equity, royalty and interest income from investees	$76	$80	$370	$361

NOTE 2.  INCOME TAXES

U.S. tax legislation was passed in the fourth quarter extending the federal research tax credit to 2014. We recorded a $24 million benefit in the fourth quarter related to this legislation.

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 3. ACQUISITIONS
The Distribution segment joint venture acquisitions for the fourth quarter 2014 were as follows:

Entity Acquired	Date of Acquisition	Additional Percent Interest Acquired	Payments to Former Owners	Acquisition Related Debt Retirements	Total Purchase Consideration		Type of Acquisition(1)	Gain Recognized(1)	Goodwill Acquired	Intangibles Recognized	Net Sales Previous Fiscal Year Ended
Cummins Bridgeway LLC	11/03/14	54%	$22	$45	$77	(3)	COMB	$13	$4	$15	$331
Cummins Npower LLC	09/29/14	50%	33	34	73	(3)	COMB	15	7	8	374
Cummins Power South LLC	09/29/14	50%	17	16	35	(3)	COMB	7	8	1	239
____________________________________________________

(1)
All results from acquired entities were included in Distribution segment results subsequent to the acquisition date. Newly consolidated entities were accounted for as business combinations (COMB) with gains recognized based on the requirement to remeasure our pre-existing ownership to fair value in accordance with GAAP.

(2) Purchase accounting for this acquisition is preliminary awaiting customary adjustment to purchase price in accordance with the purchase agreements.

(3)
The "Total Purchase Consideration" represents the total amount that will or is estimated to be paid to complete the acquisition. In some instances a portion of the acquisition payment has not yet been made and will be paid in future periods in accordance with the purchase contract. The total outstanding consideration as of December 31, 2014 for these entities was $18 million.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including tax adjustments and plant closing and other actions. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	December 31, 2014		December 31, 2013
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$444	$2.44	$432	$2.32
Add
Power Generation segment actions (1)	21	0.12	—	—
Less
Tax items	—	—	70	0.38
Net income attributable to Cummins Inc. excluding special items	$465	$2.56	$362	$1.94

	Years ended
	December 31, 2014		December 31, 2013
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$1,651	$9.02	$1,483	$7.91
Add
Power Generation segment actions (1)	21	0.11	—	—
Less
Tax items	—	—	74	0.39
Net income attributable to Cummins Inc. excluding special items	$1,672	$9.13	$1,409	$7.52

(1)	In the fourth quarter of 2014, we recorded a plant closing and initiated other actions totaling $32 million ($21 million after tax).

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes, noncontrolling interests and special items

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended		Years ended
In millions	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Earnings before interest expense, income taxes and special items	$661	$566	$2,530	$2,160

Earnings before interest expense, income taxes and special items as a percentage of net sales	13.0%	12.3%	13.2%	12.5%

Less
Plant closing and other actions	32	—	32	—
Earnings before interest expense and income taxes	$629	$566	$2,498	$2,160

EBIT as a percentage of net sales	12.4%	12.3%	13.0%	12.5%

Less
Interest expense	17	19	64	41
Income tax expense	145	86	698	531
Consolidated net income	467	461	1,736	1,588

Less
Net income attributable to noncontrolling interests	23	29	85	105
Net income attributable to Cummins Inc.	$444	$432	$1,651	$1,483

Net income attributable to Cummins Inc. as a percentage of net sales	8.7%	9.4%	8.6%	8.6%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$722	$796	$823	$798	$3,139
Medium-duty truck and bus	601	646	631	652	2,530
Light-duty automotive and RV	361	336	354	385	1,436
Industrial	700	757	788	795	3,040
Stationary power	179	209	220	209	817
Total sales	$2,563	$2,744	$2,816	$2,839	$10,962

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	$638	$2,705
Medium-duty truck and bus	448	595	570	572	2,185
Light-duty automotive and RV	260	345	330	365	1,300
Industrial	714	762	709	811	2,996
Stationary power	227	231	193	176	827
Total sales	$2,303	$2,656	$2,492	$2,562	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2014
Units	Q1	Q2	Q3	Q4	YTD
Midrange	118,900	118,700	117,700	115,900	471,200
Heavy-duty	28,800	30,300	32,300	30,700	122,100
High-horsepower	3,400	3,900	3,900	3,600	14,800
Total units	151,100	152,900	153,900	150,200	608,100

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	115,700	446,000
Heavy-duty	24,900	28,300	26,500	25,700	105,400
High-horsepower	4,200	3,600	3,500	3,500	14,800
Total units	123,700	153,800	143,800	144,900	566,200

Distribution segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$491	$590	$1,924
Power generation	193	278	279	413	1,163
Engines	174	249	270	368	1,061
Service	201	250	252	323	1,026
Total sales	$950	$1,238	$1,292	$1,694	$5,174

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	$397	$1,465
Power generation	163	241	234	293	931
Engines	152	183	170	208	713
Service	141	161	163	175	640
Total sales	$778	$954	$944	$1,073	$3,749

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$543	$582	$598	$620	$2,343
Turbo Technologies	313	307	297	305	1,222
Filtration	265	275	268	267	1,075
Fuel systems	109	116	124	129	478
Total sales	$1,230	$1,280	$1,287	$1,321	$5,118

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$400	$444	$458	$489	$1,791
Turbo Technologies	266	294	263	292	1,115
Filtration	255	271	248	254	1,028
Fuel systems	97	108	103	100	408
Total sales	$1,018	$1,117	$1,072	$1,135	$4,342

Power Generation segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$373	$445	$439	$412	$1,669
Power systems	137	141	159	194	631
Alternators	105	126	115	103	449
Power solutions	24	31	41	51	147
Total sales	$639	$743	$754	$760	$2,896

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	$421	$1,725
Power systems	179	187	122	168	656
Alternators	126	125	126	119	496
Power solutions	32	28	43	51	154
Total sales	$746	$814	$712	$759	$3,031